Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE
OFFICER UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the accompanying report on Form 10-K for the annual period ending December 31, 2025 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Franklin Myers, Chief Executive Officer on a temporary basis of HF Sinclair Corporation (the “Company”) hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2026	/s/ Franklin Myers
Franklin Myers
Chief Executive Officer and President (Temporary)